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                                   UNITED STATES

                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549

                                    FORM 8-K/A1

                                   CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES  EXCHANGE ACT OF 1934


                          DATE OF  REPORT: JANUARY 11, 1999

                   DATE OF EARLIEST EVENT REPORTED: AUGUST 7, 1998


                               UNITED MEDICORP, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                           COMMISSION FILE NUMBER 1-10418


                    DELAWARE                          75-2217002
          (STATE OR OTHER JURISDICTION OF          (I.R.S. EMPLOYER
          INCORPORATION OR ORGANIZATION)          IDENTIFICATION NO.)

          10210 NORTH CENTRAL EXPRESSWAY
                    SUITE 400
                  DALLAS, TEXAS                         75231
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)

         REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (214) 691-2140

                                         N.A.
           (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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                               UNITED MEDICORP, INC.

This Current Report on Form 8-K/A1 amends the Current Report on Form 8-K filed by United Medicorp, Inc. on August 21, 1998 solely to add the financial statements of the business acquired required by Item 7(a) and the pro forma financial information required by Item 7(b).

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     Exhibit 99.1 Financial Statements of Business Acquired.

     The required financial statements of the business acquired are set forth below:


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